CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	May 03, 2014	Apr. 27, 2013	Apr. 28, 2012
Sales	$ 6,381,357	$ 6,839,005	$ 7,129,199
Cost of sales and occupancy	4,523,422	5,156,499	5,211,683
Gross profit	1,857,935	1,682,506	1,917,516
Selling and administrative expenses	1,606,936	1,675,376	1,739,452
Depreciation and amortization	216,807	227,134	232,667
Operating income (loss)	34,192	(220,004)	(54,603)
Interest expense, net and amortization of deferred financing fees	(29,507)	(35,345)	(35,304)
Income (loss) before income taxes	4,685	(255,349)	(89,907)
Income taxes (benefit)	51,953	(97,543)	(25,067)
Net loss	$ (47,268)	$ (157,806)	$ (64,840)
Income (loss) per common share
Basic	$ (1.12)	$ (3.02)	$ (1.34)
Diluted	$ (1.12)	$ (3.02)	$ (1.34)
Weighted average common shares outstanding
Basic	58,971	58,247	57,337
Diluted	58,971	58,247	57,337